                                                                     EXHIBIT 1.1

                        [FORM OF UNDERWRITING AGREEMENT]


                                  $100,000,000
                      NATIONWIDE FINANCIAL SERVICES, INC.
                  NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST

                            ___ % CAPITAL SECURITIES
                  (LIQUID AMOUNT $1,000 PER CAPITAL SECURITY)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                  March __, 1997


Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
As Representatives of the Several Underwriters
  c/o Credit Suisse First Boston Corporation,
   Park Avenue Plaza,
    New York, N.Y. 10055


Dear Sirs:

          1. Introductory. Nationwide Financial Services Capital Trust, a statutory business trust organized under the laws of Delaware ("Trust"), and Nationwide Financial Services, Inc., a Delaware corporation, as depositor of the Trust ("Depositor of the Trust") and as Guarantor ("Guarantor"), propose that the Trust issue and sell $100,000,000 aggregate liquidation amount of the Trust's ___% Capital Securities (Liquidation Amount, $1,000 per capital Security) ("Offered Securities") as set forth below, guaranteed on a subordinated basis by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement ("Guarantee") between Guarantor and Wilmington Trust Company, as trustee ("Guarantee Trustee"). The Trust is to purchase ___% Junior Subordinated Deferrable Interest Debentures Due 2037 ("Subordinated Debentures") of the Guarantor to be issued pursuant to an Indenture ("Indenture") between the Guarantor and Wilmington Trust Company, as trustee ("Debenture Trustee"). The Trust will purchase these Subordinated Debentures using the proceeds from the Offered Securities and with an aggregate of up to $______________ from the proceeds of the issuance and sale of its common securities to the Depositor of the Trust ("Common Securities"). This Underwriting Agreement, as amended, supplemented or modified from time to time is referred to herein as "this Agreement." Credit Suisse First Boston Corporation, Morgan Stanley & Co.
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Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated are
collectively referred to in this Agreement as the "Representatives."

          Each of the Trust and the Guarantor jointly and severally hereby agrees with the several underwriters named in Schedule A hereto (the "Underwriters") that:

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) A registration statement on Form S-1 (No. 333-18533) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If neither the Trust nor the Guarantor proposes to amend the initial registration statement or if an additional registration statement has been filed and neither the Trust nor the Guarantor proposes to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if each of the Trust and the Guarantor have each advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if either the Trust or the Guarantor has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration

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statement has not been filed prior to the execution and delivery of this
Agreement but the Trust or the Guarantor has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations,

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and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Trust or the Guarantor by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (c) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect (i) on the condition, financial or otherwise, business, properties or results of operations of the Company and its subsidiaries taken as a whole, (ii) which affects the issuance or validity of the Offered Securities or, (iii) which affects the consummation of any of the transactions contemplated by this Agreement or (iv) is otherwise material in the context of the sale of the Offered Securities (a "Material Adverse Effect").

          (d) Each subsidiary of the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Guarantor has been duly authorized and validly issued and is fully paid and nonassessable and is owned (directly or through subsidiaries) by the Guarantor; and the capital stock of each subsidiary owned (directly or through subsidiaries) by the Guarantor is owned free from liens, claims, encumbrances and defects.

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          (e)  The Offered Securities have been duly authorized by the Depositor of the Trust on behalf of the Trust and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on the Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable beneficial interests in the Trust and will conform to the description thereof contained in the Prospectus; and, except as set forth in the Intercompany Agreement (as defined in the Prospectus) the holders of the Offered Securities of the Trust (the "Securityholders") have no preemptive rights with respect to the Offered Securities; the Offered Securities will have the rights set forth in the Trust Agreement (as defined below), and the terms of the Offered Securities are valid and binding on the Trust; the Securityholders will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the General Corporation
Law of the State of Delaware.

          (f) The Common Securities have been duly authorized by the Depositor of the Trust and, when the Common Securities have been delivered by the Trust and paid for by the Guarantor as described in the Prospectus, such Common Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the holders of the Common Securities of the Trust ("Common Securityholders") have no preemptive rights with the respect to the Common Securities; and at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge or lien, encumbrance, claim or equity.

          (g) The Guarantee, the Subordinated Debentures, the Trust Agreement and the Indenture (the Guarantee, the Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee and, in the case of the Trust Agreement, by the Trustees (as defined below) and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee such Subordinated Debentures, will be valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefor may be brought); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the Trust Indenture Act of 1939, as amended (the "TIA"); the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus.

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          (h)  The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware ("Delaware Business Trust Act") with the power and authority to own its property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the trust agreement ("Trust Agreement") between the Guarantor and the trustees named therein ("Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Trust Agreement, this Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Trust or the Guarantor and any person that would give rise to a valid claim against the Trust or the Guarantor or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (j) Except as set forth in the Intercompany Agreement, there are no contracts, agreements or understandings between the Trust or the Guarantor and any person granting such person the right to require the Trust or the Guarantor to file a registration statement under the Act with respect to any securities of the Trust or the Guarantor owned or to be owned by such person or to require the Trust or the Guarantor to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Guarantor under the Act.

          (k) No consent, approval, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement (which shall include, for all purposes of this Agreement, the Special Dividend (as defined in the Prospectus) and the other transactions described in the "Recent History" section of the Prospectus (collectively, the "Restructuring")) in connection with the issuance and sale of the Offered Securities by the Guarantor and the Trust, except such as have been obtained under the insurance laws of the State of Ohio (the "Ohio Insurance Laws"), the insurance laws of the States of California and Michigan, the Act, the Rules and Regulations, and the by-laws of the National Association of Securities Dealers, Inc. ("NASD") and such as may be required under foreign or state securities laws (including insurance securities laws).

          (l) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Guarantor and constitutes the valid and binding obligation of each of the Trust and the Guarantor enforceable in accordance with its

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terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefor may be brought and except with respect to the obligations of the Trust and the Guarantor regarding indemnification and contribution as provided in Section 7 below).

          (m) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust and the compliance by the Trust with all of the terms and provisions of this Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Trust or any of its properties, or any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the properties of the Trust is subject, or the organizational documents of the Trust, in each case, except for such breaches, violations or defaults as would not have a Material Adverse Effect; and the Trust has full power and authority to authorize, issue and sell the Offered Securities and the Common Securities, to purchase the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Trust Agreement.

          (n) The execution, delivery and performance of this Agreement and the Guarantor Agreements, the issuance by the Guarantor of the Guarantee and the Subordinated Debentures, and compliance by the Guarantor with all of the terms and provisions of this Agreement and the Guarantor Agreements, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties, or any agreement or instrument to which the Guarantor or any such subsidiary is a party or by which the Guarantor or any such subsidiary is bound or to which any of the properties of the Guarantor or any such subsidiary is subject, or the amended and restated articles of incorporation or the bylaws of the Guarantor or the articles or amended articles of incorporation and code of regulations or bylaws, as the case may be, of any such subsidiary, in each case, except for such breaches, violations or defaults as would not have a Material Adverse Effect; and the Guarantor has full power and authority to authorize and issue the Guarantee and the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Guarantor Agreements.

          (o) Except as disclosed in the Prospectus, the Trust, the Guarantor and each of the subsidiaries of the Guarantor have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances, claims and defects, except where the failure to possess such title

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would not have a Material Adverse Effect; and except as disclosed in the
Prospectus, the Trust, the Guarantor and each of the subsidiaries of the Guarantor hold any leased real or personal property under valid and enforceable leases, except where the failure to hold such property under such leases would not have a Material Adverse Effect.

          (p) The Guarantor and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, service marks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own or possess such intellectual property rights or the inability to acquire such intellectual property rights on reasonable terms would not have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights (including, without limitation, "The Best of America(R)" service mark) that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. Nationwide Life Insurance Company is the owner, free and clear of any lien, claim or encumbrance of any kind, of the service mark "The Best of America(R)," which is a registered federal service mark.

          (q) The Trust, Guarantor and each of the subsidiaries of the Guarantor hold all licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the Insurance Departments of the various states in which the subsidiaries write insurance business (the "Insurance Licenses")) which are necessary to the conduct of their businesses, except where the failure to hold such licenses, certificates or permits would not have a Material Adverse Effect; the Guarantor's insurance subsidiaries have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses, except where the failure to perform such obligations would not have a Material Adverse Effect, and no event or events have occurred which may be reasonably expected to result in any impairment, modification, termination or revocation of such Insurance Licenses which individually or in the aggregate would have a Material Adverse Effect.

          (r) Except as disclosed in the Prospectus, neither the Trust, the Guarantor nor any of the subsidiaries of the Guarantor is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect on the Trust, the Guarantor and the

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subsidiaries of the Guarantor taken as a whole; and to the Trust's or the
Guarantor's knowledge, there is pending investigation which might lead to such a claim.

          (s) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) against or affecting the Trust, the Guarantor, any of the subsidiaries of the Guarantor or any of their respective properties that, if determined adversely to the Trust or Guarantor or any of the subsidiaries of the Guarantor, would individually or in the aggregate have a Material Adverse Effect; and no such actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) are, to the Trust's or the Guarantor's knowledge, threatened or contemplated.

          (t) The financial statements (other than the notes to the financial statements) included in each Registration Statement and the Prospectus present fairly, and the notes to the financial statements included in each Registration Statement and the Prospectus present fairly in all material respects, the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus as being prepared in accordance with the Statutory Accounting Practices (as hereinafter defined), such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly in all material respects the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments in the corresponding historical financial statement amounts.

          (u) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no change, nor any development or event involving a prospective change, which has had, or would be reasonably be expected to have, a Material Adverse Effect, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Guarantor on any class of its capital stock.

          (v) Neither the Trust nor the Guarantor is, and after giving effect to the sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

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          (w)  Neither the Trust, the Guarantor nor any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (x) The statutory financial statements of each of the Guarantor's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC"), as prescribed or permitted by the Department of Insurance of the State of Ohio (the "Statutory Accounting Practices"); and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

          (y) The Company has filed an application to list the Offered Securities on the New York Stock Exchange ("NYSE") and has received notification that such listing has been approved subject to notice of issuance. The Offered Securities will be registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to or concurrently with the effectiveness of the Registration Statement.

          (z) All reserves and other liabilities reflected in lines 1, 2, 3, 4.1, 4.2, 5 and 7.1 of page 3 of the statutory annual statements of each of the Guarantor's insurance subsidiaries, filed with or submitted to the Department of Insurance of the State of Ohio, and any other state department of insurance or similar regulatory authority for the year ended December 31, 1996 (the "Reserve Liabilities");

               (i) Are computed in all material respects in accordance with actuarial standards which have been adopted by the Actuarial Standards Board, consistently applied and are fairly stated, in accordance with sound actuarial principles;

               (ii) Are based in all material respects on actuarial assumptions which produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions;

               (iii)  Meet all material requirements of the insurance laws and duly adopted regulations, in effect at the valuation date, of the State of Ohio and are at least as great as the minimum aggregate amounts required by the insurance laws and duly adopted regulations, in effect at the valuation date, of the state of Ohio and any other states in which the Guarantor's insurance subsidiaries file an actuarial opinion;

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              (iv)  Are computed on the basis of assumptions consistent with those used in computing the corresponding items in the annual statement of the preceding year end (except as noted in the supporting memorandum); and

               (v) Include provisions for all actuarial reserves and related annual statement items which are required under Ohio Insurance Laws to be established.

Adequate provision for all such Reserve Liabilities has been made in accordance with Ohio Insurance Laws to cover the total amount of all reasonably anticipated matured and unmatured benefits, claims and other liabilities of the Guarantor's insurance subsidiaries under all insurance policies and annuity contracts under which the Guarantor's insurance subsidiaries had any liability (including, without limitation, any liability arising under or as a result of any reinsurance, coinsurance or other similar agreement) on the Closing Date.

          (aa) Each of the Guarantor's insurance subsidiaries has duly and validly filed or caused to be filed all material reports, statements, documents, registrations, filings or submissions that were required by applicable Laws (as defined below) to be filed; all such filings complied with all applicable Laws in all material respects when filed, and no material deficiencies have been asserted with respect to any such filings which have not been satisfied. All outstanding insurance policies, annuity contracts and assumption certificates issued by any of the Guarantor's insurance subsidiaries and now in force are, to the extent required under applicable Laws, on forms approved by the insurance regulatory authority of the jurisdiction where issued and utilize premium rates which if required to be filed with or approved by insurance regulatory authorities have been so filed or approved, except where the failure to use approved forms or to file or have approved such premium rates would not have a Material Adverse Effect, and the premiums charged conform thereto, except where the failure to conform would not have a Material Adverse Effect.

          (ab) Each of the Guarantor's broker/dealer subsidiaries, where applicable, is registered with the Commission and with each other governmental authority with which it is required to register in order to conduct its business as now conducted, and is in compliance in all material respects with all applicable United States federal, state, local or foreign statutes, laws, ordinances, regulations, rules, codes, orders, permits, other requirements or rules of law (collectively, the "Laws"), except where the failure to comply would not have a Material Adverse Effect. The Guarantor's insurance and broker/dealer subsidiaries have filed all forms, reports, statements and other documents required by Law to be filed by them with the Commission, all other reports (periodic or otherwise) and registration statements, including, without limitation, in connection with sales of variable annuity or variable life contracts, and all amendments and supplements to all such reports and registration statements, and all such forms, reports, statements and other documents, did not at

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the time they were filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ac) Each of the separate accounts of the Guarantor's insurance subsidiaries that is required to be registered as an investment company under the 1940 Act is so registered. All forms, reports, statements and other documents required by Law to be filed with the Commission by or on behalf of each of the separate accounts of the Guarantor's insurance subsidiaries, including, without limitation, all registration statements and all amendments and supplements to all such registration statements, in connection with sales of variable life insurance policies and variable annuity contracts, have been so filed by or on behalf of such separate accounts, and all such forms, reports, statements and other documents, including, without limitation, those to be filed after the date hereof, did not at the time they were filed (at the time they become effective and so long as they remain effective in the case of registration statements and amendments thereto), or will not at the time they are filed (at the time they become effective and so long as they remain effective in the case of registration statements and amendments thereto), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

          (ad) Except as set forth in the Prospectus, neither the Guarantor nor any of the Guarantor's insurance subsidiaries is a party to any contract with or other undertaking to, or is subject to any governmental order by, or is a recipient of any presently applicable supervisory letter or other written communication of any kind from, any governmental authority which (i) has had a Material Adverse Effect, (ii) relates materially and adversely to its reserve adequacy, or its investment or underwriting practices or policies or its sales practices or policies, or (iii) would reasonably be expected to have a Material Adverse Effect, nor has the Guarantor or any of the Guarantor's insurance subsidiaries been notified by any governmental authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such governmental order, contract, undertaking, letter or other written communication.

          (ae) Except as set forth in the Prospectus, and with respect to all insurance issued:

               (i) No outstanding insurance policy or annuity contract issued or assumed by any of the Guarantor's insurance subsidiaries entitles the holder thereof or any other Person (as defined below) to receive dividends, distributions or other benefits based on the revenues or earnings of the Guarantor or the Guarantor's insurance subsidiaries or any other individual, partnership, firm, corporation, association, trust, unincorporated organization, governmental authority or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act (each, a "Person").

               (ii) To the Guarantor's knowledge and the Guarantor's insurance subsidiaries knowledge, no other party to any reinsurance, coinsurance or other similar agreement with any of the Guarantor's insurance subsidiaries is in default thereunder, except for such defaults that would not reasonably be expected to have a Material Adverse Effect.

               (iii) Except as set forth in the Prospectus, all advertising, promotional and sales materials and other marketing practices used by the Guarantor and/or the Guarantor's insurance subsidiaries, or, to the Guarantor's knowledge, any agent of the Guarantor or the Guarantor's insurance subsidiaries, have complied and are currently in compliance with applicable Laws, except where the failure to comply or be in compliance would not have a Material Adverse Effect.

               (iv) Each annuity contract issued by any of the Guarantor's insurance subsidiaries qualifies as an annuity contract under Section 72 of the Internal Revenue Code of 1986, as amended through the date hereof, except where the failure to so qualify would not have a Material Adverse Effect.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust and the Guarantor agree that the Trust shall sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of $_____ per share plus accumulated distributions from ____________, if any, on the Closing Date (as hereinafter defined), the respective number of shares of Offered Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Trust will deliver the Offered Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in funds available on the same day by wire transfer to the account of the Guarantor at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") or by official Federal Reserve Bank check or checks drawn to the order of the Trust at the office of Dewey Ballantine, 1301 Avenue of the Americas, at 10 A.M., New York time, on _________, 1997 or at such other time not later than seven full business days thereafter as CSFBC and the Trust and the Guarantor determine, such time being herein referred to as the "Closing Date." For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Offered Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC at least 24 hours prior to the Closing Date.

          As compensation for the Underwriters' commitments, and in view of the fact that the proceeds of the sale of the Offered Securities will be used by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor will pay CSFBC for the Underwriters' proportionate accounts the sum of $_________ per security times the total number of Offered Securities purchased by the Underwriters on the Closing Date. Such payment will be made on the Closing Date with respect to the Offered Securities purchased on such Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Trust and the Guarantor. Each of the Trust and the Guarantor agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Trust and the Guarantor will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Trust and the Guarantor will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Trust and the Guarantor will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) Each of the Trust and the Guarantor will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and each of the Trust and the Guarantor will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with the sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Trust and the Guarantor will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance with the Act.
Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Guarantor will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Trust and the Guarantor will furnish to the Representatives hard copies of each Registration Statement (four of which will be signed and will include all exhibits), copies of each EDGAR filing of each Registration Statement (and confirmations for each EDGAR filing of each Registration Statement), each preliminary prospectus relating to the Offered Securities, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Guarantor will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Trust will use its best efforts, in cooperation with the Underwriters, to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdiction as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that the
                                                 --------  -------
Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g) During the period of three years hereafter, the Guarantor will furnish to the Representatives, and, upon request, to each of the other Underwriters, (i) as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, (ii) as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders, and (iii) from time to time, such other information as shall be furnished by the Guarantor to its stockholders generally and as shall be reasonably requested by CSFBC.

          (h) The Guarantor will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement for any filing fees and other reasonable expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the Offered Securities and approval of the transactions contemplated hereby by the NASD, for all reasonable costs and expenses of the Underwriters for any travel expenses of the Trust's Trustees and the Guarantor's officers and employees and any other expenses of the Trust or the Guarantor in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (i) The Trust and the Guarantor will notify CSFBC of any material adverse change affecting any of its representations, warranties, agreements and indemnities herein at any time prior to payment to the Trust on the Closing Date.

          (j) The Guarantor will issue the Guarantee concurrently with the issue and sale of the Offered Securities as contemplated herein.

          (k) The Trust will use the proceeds received by it from the sale of the Offered Securities, and the Guarantor will use the net proceeds received by it from the sale of the Subordinated Debentures in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (l) The Trust and the Guarantor will use their best efforts to list the Offered Securities on the NYSE subject to notice of issuance and to register the Offered Securities under the Exchange Act in accordance with the Rules and Regulations.

          (m) For a period of 90 days after the date of the initial public offering of the Offered Securities, neither the Trust nor the Guarantor will offer, sell, contract to sell, pledge or otherwise dispose of directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional units of Offered Securities or securities convertible into or exchangeable or exercisable for Offered Securities or the Subordinated Debentures or any debt securities substantially similar to the Subordinated Debentures or any equity securities substantially similar to the Offered Securities (except for the Subordinated Debentures and the Offered Securities offered thereby), other than grants of options or shares pursuant to the Company's 1996 Long-Term Equity Compensation Plan.

          (n) The Guarantor will cause each of its directors and certain executive officers listed on Schedule B hereto to agree that after the date of
                             ----------
the initial public offering of the Offered Securities for a period of 90 days, such directors and executive officers will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional units of Offered Securities or securities convertible into or exchangeable or exercisable for Offered Securities or the Subordinated Debentures or any equity securities substantially similar to the Offered Securities (except for the Subordinated Debentures and the Offered Securities offered thereby), or publicly disclose of its intention to make any such offer, sale, pledge, disposal or filing, without CSFBC's written permission, except that such officers and directors may sell or otherwise dispose of Securities to members of their respective families; provided, however, that such member(s) shall first agree to
                     --------  -------
be bound by the terms of this paragraph (n).

          (o) The Trust shall comply with Section 517.075, Florida Statutes, if prior to the completion of the Offered Securities it or any of its affiliates commences doing business with the government of Cuba with any person or affiliate located in Cuba within the meaning of such Section 517.075, Florida Statutes.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Trust and the Guarantor herein, to the accuracy of the statements of the Trust's Trustees and the Guarantor's officers made pursuant to the provisions hereof, to the performance by the Trust or the Guarantor of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG Peat Marwick LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                    (i) in their opinion the financial statements and schedules audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                    (ii) on the basis of a reading of the latest available interim financial statements of the Trust and the Guarantor, inquiries of officials of the Trust and the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or, at the date of the latest available balance sheet read by such accountants, there was any increase in short-term indebtedness or long-term debt of the Trust or the Guarantor and its consolidated subsidiaries, or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total assets or stockholders' equity as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period for the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in the total or per share amounts of total revenues or net income;

          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                    (iv) they have examined the statutory financial statements of the Guarantor's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, and in their opinion such statements, with respect to each such insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate Insurance Department of the state of domicile of such subsidiary, except as disclosed therein;

                    (vi) with respect to the pro forma financial information included in the Registration Statement, they have performed the procedures specified by the American Institute of Certified Public Accountants Statement on Standards for Attestation Engagements No. 1, "Reporting on Pro Forma Financial Statements"; and

                    (vii)  on the basis of the procedures referred to in clause
          (vi) above, inquiries of officials of the Trust and the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the pro forma financial information and statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such pro forma financial information and statements for them to be in accordance with such requirements and generally accepted accounting principles.

          For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, at the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the conditions (financial or other), business, properties or results of operations of the Trust or the Guarantor or the subsidiaries of the Guarantor which, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the public offering or sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred securities (including preferred trust securities of any trust affiliated with the Guarantor) of the Trust or the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred securities (including preferred trust securities of any trust affiliated with the Guarantor) of the Trust or the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any downgrading of the financial and operating performance of the Guarantor's insurance subsidiaries by A.M. Best Company that results in the Guarantor's insurance subsidiaries being rated lower than A- (Excellent); (iii) any suspension or limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Trust or the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the Trust and the Guarantor to the effect that:

                    (i) Each of the Guarantor is an existing corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus; the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a Material Adverse Effect;

                    (ii) The Offered Securities delivered on such Closing Date have been duly authorized by the Depositor of the Trust on behalf of the Trust, and, with respect to the Offered Securities, when issued and delivered to, and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the Trust; the description of the Offered Securities contained in the Prospectus fairly and accurately sets forth the material terms of such stock; the Offered Securities are entitled to the benefits provided by the Trust Agreement; and the securityholders of the Guarantor have no preemptive rights with respect to the Offered Securities except as provided in the Intercompany Agreements;

                    (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body, or any court is required for the consummation by the Guarantor of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Trust, except such as have been obtained and made under the General Corporation Law of the State of Delaware, the Ohio Insurance Laws, the insurance laws of the States of California and Michigan, the Act, the Rule and Regulations, the bylaws of the NASD, the TIA and such as may be required under foreign securities laws or state securities laws (including insurance securities laws);

                    (iv) The execution, delivery and performance of this Agreement and the issuance and sale Offered Securities and the Common Securities by the Trust, and the purchase of the Subordinated Debentures by the Trust and the compliance by the Trust with all of the terms and provisions of this Agreement, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under the organizational documents of the Trust; and the Trust has full power and authority (corporate and otherwise) to authorize, issue and sell the Offered Securities and the Common Securities, to purchase the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Trust Agreement;

                    (v) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any other part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the "Business--Regulation," "Management's Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources" and "Business-- Legal Proceedings" in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial and statistical data contained in the Registration Statement or the Prospectus;]

                    (vi) This Agreement and the Guarantor Agreements have been duly authorized, executed and delivered by the Guarantor and constitute the valid and binding obligations of the Guarantor enforceable in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought, and except that no opinion need be expressed with respect to the obligations of the Guarantor regarding indemnification and contribution as provided in Section 7 below); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; the Subordinated Debentures are entitled to the benefits under the Indenture, and the Guarantor Agreements conform to the description in the Prospectus;

                    (vii) The execution, delivery and performance by the Guarantor of this Agreement and the Guarantor Agreements, the issuance by the Guarantor of the Guarantee and the Subordinated Debentures and the compliance by the Guarantor with all of the provisions of this Agreement and the Guarantor Agreements will not result in a breach or violation of any of any of the terms and provisions of, or constitute a default under the amended and restated articles of incorporation or bylaws of the Guarantor or any such subsidiary; and the Guarantor has full power and authority to issue the Guarantee and the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Guarantor Agreements;

                    (viii) The issue and sale by the Trust of the Securities being delivered on the Closing Date, the compliance by the Trust with all the provisions of this Agreement, the purchase by the Trust of the Subordinated Debentures and the consummation of the transactions contemplated by this Agreement and in the Trust Agreement will not conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject;

          (ix) The statements in the Prospectus under the captions "Description of Capital Securities," "Description of the Guarantee," "Description of the Junior Subordinated Debentures" and "Effect of Obligations under the Junior Subordinated Debentures and the Guarantee" insofar as they purport to constitute a summary of the terms of the securities therein described, and under the caption "Underwriting" (other than statements based on information furnished by an Underwriter expressly for use or incorporation by reference therein); insofar as they purport to constitute summaries of the terms of the documents referred to therein, and the statements in the Prospectus under "Business-- Regulation," "Management's Discussion and Analysis of Financial Conditions and Results of Financial Information--Liquidity and Capital Resources," and "Business--Legal Proceedings" insofar as they purport to constitute descriptions of laws, rules, regulations or NAIC model laws, fairly summarize the terms of such documents or fairly and accurately present the information disclosed therein in all material respects;

                 (x) All statements contained in the Registration Statement under the heading "Certain Federal Income Tax Consequences" are true and correct in all material respects;

                    (xi) Neither the Trust nor the Guarantor is, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" as defined under the Investment Company Act of 1940; and

                    (xii) The Guarantor has filed an application to list the Offered Securities on the NYSE, and has received notification that such listing has been approved subject to notice of issuance and the Offered Securities have been registered under the Exchange Act.

          Such counsel also shall state that no facts have come to the attention of such counsel that have caused it to believe that (except for financial statements and schedules and other financial and statistical data, as aforesaid) the Registration Statement and the Prospectus, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable (except for financial statements and schedules and other financial and statistical data, as aforesaid), contain, at the time distributed, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In making the statement referred to in the preceding paragraph, such counsel shall state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the Trust's Trustees and officers of the Guarantor and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, upon opinions of local counsel which opinions shall state that they believe both you and they are justified in relying upon such certificates and opinions.

          (e) The Representatives shall have received an opinion, dated such Closing Date, from W. Sidney Druen, general counsel to the Guarantor and the Trust to the effect that:

                    (i) Each of the Guarantor's subsidiaries is an existing corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and otherwise) to own its properties and conducts its business as described in the Prospectus; each of the Guarantor and it's subsidiaries has been duly incorporated and each of the Guarantor's subsidiaries is an existing corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus; and each of the Guarantor's subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Guarantor has been duly authorized and validly issued, and is fully paid and nonassessable and is owned (directly or through subsidiaries) by the Guarantor; and all of the capital stock of the subsidiaries is owned (directly or through subsidiaries) by the Guarantor; and the capital stock of each subsidiary owned (directly or through subsidiaries) by the Guarantor is owned free from liens, claims, encumbrances and defects;

                    (ii) Except for the Intercompany Agreement, there are no contracts, agreements or understandings between the Trust or the Guarantor and any person granting such person the right to require the Trust or the Guarantor to file a registration statement under the Act with respect to any securities of the Trust or the Guarantor owned or to be owned by such person or to require the Trust or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Guarantor under the Act;

                    (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Guarantor of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Trust, except such as have been obtained and made under the General Corporation Law of Delaware, the Ohio Insurance Laws, the insurance laws of the States of California and Michigan, the Act, the Rules and Regulations, the bylaws of the NASD and such as may be required under foreign securities laws or state securities laws (including insurance securities laws);

                    (iv) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities and the Common Securities by the Trust, and the purchase of the Subordinated Debentures by the Trust and the compliance by the Trust with all of the terms and provisions of this Agreement, will not result in a breach or violation of any of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Trust or any of its properties, or any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the properties of the Trust is subject;

                    (v) The execution, delivery and performance by the Guarantor of this Agreement and the Guarantor Agreements, the issuance by the Guarantor of the Guarantee and the Subordinated Debentures and the compliance by the Guarantor with all of the provisions of this Agreement and the Guarantor Agreements will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Guarantor or any subsidiary of the Guarantor or any of their properties, or of any agreement or instrument to which the Guarantor or any such subsidiary is a party or by which the Guarantor or any such subsidiary is bound or to which any of the properties of the Guarantor or any such subsidiary is subject; and

                    (vi) The Guarantor and each of its subsidiaries hold all licenses, certificates and permits from all governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of their respective businesses, except where the failure to hold such licenses, certificates or permits would not have a Material Adverse Effect; the insurance subsidiaries of the Guarantor have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses, except where the failure to perform such obligations would not have a Material Adverse Effect, and no event or events have occurred which may be reasonably expected to result in any impairment, modification, termination or revocation of such Insurance Licenses which individually or the aggregate would have a Material Adverse Effect.

          (f) The Underwriters shall have received an opinion, dated such Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Guarantor, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

               (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

               (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Guarantor and the Trust, enforceable against the Guarantor and the Trust, in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought);

               (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and
          (b) issue and perform its obligations under the Offered Securities and the Common Securities;

               (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution, delivery and performance by the Trust of this Agreement constitutes the valid and binding obligation of the Trust enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally, except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefor may be brought and except with respect to the obligations of the Trust regarding indemnification and contribution as provided in Section 7 below);

               (vi) The Offered Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing the shares of the Offered Securities ("Securities Certificates") and the issuance of replacement Securities Certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement;

               (vii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Trust;

               (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Offered Securities and the Common Securities is not subject to preemptive rights;

               (ix) The issuance and sale by the Trust of Offered Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or (b) any applicable Delaware law or administrative regulation;

     (x) Assuming that the Trust derives no income from or in connection with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee (as defined in the Trust Agreement) and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Offered Securities and the Common Securities; and

               (xi) Assuming that the Trust derives no income from or in connection with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          (g) The Representatives shall have received on the Closing Date an opinion (in form and substance reasonably satisfactory to the Representatives and their counsel), dated as of the Closing Date, of ________________, special counsel to the Wilmington Trust Company ("WTC"), as Property Trustee and Delaware Trustee under the Amended and Restated Declaration of Trust, dated as of ____________, 1997 (the "Declaration"), by and between the Company, as "Sponsor" and WTC, as "Property Trustee" and as "Delaware Trustee," Trustee under the Indenture, dated as of ____________, 1997 (the "Indenture"), by and between the Company and WTC, as "Trustee," and Guarantee Trustee under the Capital Securities Guarantee, dated as of ____________, 1997 (the "Guarantee"), by and between the Company and WTC, as "Capital Securities Guarantee Trustee" to the effect that:

               (i) WTC has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware;

               (ii) WTC has full corporate trust power and authority to enter into and perform its obligations under the Declaration, the Indenture and the Guarantee; and

               (iii) Each of the Declaration, the Indenture and the Guarantee has been duly authorized, executed and delivered by WTC and constitutes a valid and legally binding agreement of WTC enforceable against WTC, in accordance with its terms, subject, as to enforcement of remedies, (a) to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (b) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (h) The execution and delivery by WTC of the Declaration, the Indenture and the Guarantee and the performance by WTC of its obligations thereunder have been duly authorized by all necessary corporate action of WTC and do not conflict with or result in a violation of the charter documents or bylaws of WTC.

          (i) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or the State of Delaware having jurisdiction over the trust powers of WTC is required for the consummation on the part of WTC of any of the transactions contemplated in the Declaration, Indenture or the Guarantee, except such as have been obtained.

          (j) The Representatives shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the organization of the Trust and the incorporation of the Guarantor, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Trust and the Guarantor shall have each furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Dewey Ballantine may rely as matters governed the laws of the states in which such counsel is not licensed to practice, upon the opinions of local counsel.

          (k) The Representatives shall have received a certificate, dated such Closing Date, of a Trustee of the Trust and the President or any Vice-President and a principal financial or accounting officer of the Guarantor in which such Trustee or officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Trust and the Guarantor in this Agreement are true and correct; the Trust and the Guarantor have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no change, nor any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Trust, or the Guarantor and the subsidiaries of the Guarantor which has or could reasonably be expected to have a Material Adverse Effect except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (l) The Representatives shall have received a letter, dated such Closing Date, from KPMG Peat Marwick LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (m) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to CSFBC.

          (n) The Offered Securities to be sold by the Trust at the Closing Date shall have been duly listed on the NYSE subject to notice of issuance and shall have been registered under the Exchange Act.

          (o) The Representatives shall have received lockup letters of the Guarantor and the directors and executive officers as contemplated by Sections 5(m) and 5(n).

          (p) On the Closing Date, the Guarantor shall have received from the Ohio Insurance Department its consent and approval of those transactions contemplated by the Restructuring requiring Ohio Insurance Department approval, and such consents and approvals shall be in full force and effect.

          (q) On or before the Closing Date, the Guarantor shall have received from the Staff of the Commission an exemptive order (or, with the approval of the Representatives, which shall not be unreasonably withheld, a no-action letter) in form and substance reasonably satisfactory to the Representatives with respect to the non-applicability of Section 17 of the 1940 Act and the rules and regulations promulgated thereunder to the offering, sale and resale of the Offered Securities contemplated by this Agreement and the Guarantor Agreements to affiliates of the Guarantor or to affiliates of affiliates of the Guarantor that are registered investment companies. Such exemptive order (or, if applicable, no-action letter) shall not have been withdrawn or amended in any manner by the Staff of the Commission and shall be in full force and effect as of the Closing Date.

          (r) Each of the agreements described in the Prospectus under the caption "Certain Relationships and Related Transactions - New Arrangements with the Nationwide Insurance Enterprise" shall have been entered into by the Guarantor (and, if applicable, any and all affiliates of the Guarantor) and the Cost Sharing Agreement described in the Prospectus under the caption "Certain Relationships and

Related Transactions - Existing Arrangements with the Nationwide Insurance Enterprise" shall have been amended, in each case in a form reasonably satisfactory to CSFBC, and such agreements shall be in full force and effect, and represent the valid, legal and binding obligations of each of the parties thereto.

     The Trust and the Guarantor will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

     7. Indemnification and Contribution. (a) The Trust and the Guarantor will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that neither the Trust nor the Guarantor will be liable in any such case (A) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Guarantor by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below or (B) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Offered Securities to a person who was not sent, at or prior to the written confirmation of such sale, a copy of the Prospectus and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus that was corrected in the Prospectus.

          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Trust and the Guarantor against any losses, claims, damages or liabilities to which the Trust and the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue upon any true statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Guarantor by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Trust or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning stabilizing on the inside front cover page, and first and third paragraphs under the caption "Underwriting."

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to or assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Trust and the Guarantor and the total compensation received by the Underwriters bear to the total price to the public of the Offered Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Guarantor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Trust and the Guarantor under this Section shall be in addition to any liability which the Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions to each Trustee of the Trust, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each Trustee of the Trust, to each director of the Guarantor, to each officer of the Guarantor who has signed a Registration Statement and to each person, if any, who controls the Trust or the Guarantor within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or

Underwriters agreed, but failed, to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Trust and the Guarantor for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Trust and the Guarantor for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Trust and its Trustees and the Guarantor and its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Trust, the Guarantor or any of their respective representatives, trustees, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Trust, the Guarantor and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, N.Y. 10010-3929, Attention: Investment Banking Department-- Trans-
actions Advisory Group, or, if sent to the Trust or the Guarantor will be mailed, delivered or telegraphed and confirmed to it at Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio 43215, Attention:
President (with a copy to General Counsel); provided, however, that any notice
                                            --------  -------
to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the trustees, officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     Each of the Trust and the Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Trust one of the counterparts hereof, whereupon it will become a binding agreement among the Trust, the Guarantor and the several Underwriters in accordance with its terms.

                      Very truly yours,


                         NATIONWIDE FINANCIAL SERVICES CAPITAL TRUST


                         By:  NATIONWIDE FINANCIAL SERVICES, INC., as Depositor



                         By:_____________________________________________
                            Name:
                            Title:



                         NATIONWIDE FINANCIAL SERVICES, INC.



                         By
                            Name:
                            Title:



The foregoing Underwriting Agreement   is hereby confirmed and accepted as of
 the date first above written.

  Credit Suisse First Boston Corporation
  Morgan Stanley & Co. Incorporated
  Merrill Lynch, Pierce, Fenner & Smith Incorporated


  By Credit Suisse First Boston Corporation


  By
     Name:
     Title:

                                SCHEDULE A



UNDERWRITER                                               PRINCIPAL
-----------                                               AMOUNT OF
                                                      OFFERED SECURITIES
                                                      ------------------

                                                    [$]_________________

                                   SCHEDULE B


               DIRECTORS AND EXECUTIVE OFFICERS TO SIGN LOCK-UPS

Dimon Richard McFerson
Joseph J. Gasper
Galen R. Barnes
Richard D. Crabtree
Gordon E. McCutchan
Robert A. Oakley
Robert J. Woodward, Jr.
James E. Brock
W. Sidney Druen
Harvey S. Galloway, Jr.
Richard A. Karas
Bruce C. Barnes
Dennis W. Click
David A. Diamond
Matthew S. Easley
Mark R. Thresher
Charles L. Fuellgraf, Jr.
Henry S. Holloway
Lydia Mecheaux Marshall
Donald L. McWhorter
David O. Miller
James F. Patterson
Arden L. Shisler